                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   -------


                                  FORM 10-KSB
                                 ANNUAL REPORT


                                   -------


                         SUBSIDIARIES OF THE REGISTRANT


                                   -------


                                 CNB, Inc.


                                   -------


                                 EXHIBIT 21

MARCH 1, 1998

Subsidiaries of CNB, Inc.:

                                STATE OF
SUBSIDIARY                    ORGANIZATION             BUSINESS NAME
-------------------------  -------------------  ------------------------
1. CNB National Bank               *               CNB National Bank

* CNB National Bank is organized as a National Association.